UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09134

Manor Investment Funds, Inc.
(Exact name of registrant as specified in charter)

15 Chester Commons, Malvern, PA 19355
(Address of principal executive offices)

Daniel A. Morris
15 Chester Commons, Malvern, PA 19355
(Name and address of agent for service)

Registrant s telephone number, including area code:  610-722-0900

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270-30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ( OMB ) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection if information under the clearance requirement of 44 U.S.C. 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2009

Fund Office:
15 Chester Commons
Malvern, PA 19355
610-722-0900     800-787-3334
www.manorfunds.com

Managed by:
Morris Capital Advisors, Inc.

December 31, 2009

Dear Fellow Shareholders:

Our funds continue to prosper by consistently applying the conservative investment approach that has been successful over so many years.

The Catch-22 Market

The satirical novel Catch-22, by Joseph Heller, exposed the absurdity of bureaucratic systems, especially in the military.  The main theme of the book, and its characters, provide so much material for comparison to our investment markets that I’m not sure where to begin.  First, there is the “Catch-22” itself, which, simply stated, is that combat pilots could only be relieved from flying more missions if they were crazy.  But as soon as they requested to be relieved of missions they had to be judged to be sane, because only a crazy person would want to fly more missions.  Or consider poor Yossarian, the main character, who tries to make sense of the absurdity while his bunk mate, Orr, constantly disassembles and reassembles the intricate parts of the heater in their tent.  Orr seems completely inept in his seemingly futile attempt to get the heater working and in his tendency to  crash in the ocean at the end of just about every mission.

Our investment “Catch-22” is that no sane person would want to pass up a market juiced by all the economic stimulus spending of the past year to invest in bonds and money markets with yields at historical lows.  But it also seems crazy to invest in a stock market that faces so much uncertainty after a 65% rebound from the lows.  Just as Yossarian struggles with the “Catch-22” throughout the book, our investment “Catch-22” seems equally frustrating.

After teetering on the brink of complete financial meltdown less than a year ago, we find ourselves in the odd position of riding a “bull market”.  While some portion of the market move is a rebound from panic lows, that alone is not enough to explain the surprising strength of stocks throughout the second half of the year.  It is true that many companies have reported earnings above expectations, but much of the earnings rebound is due to aggressive cost cutting and not top-line revenue growth.  The stock market will need real economic growth to continue the upward trend, and it is not necessarily crazy to suggest that better economic growth is a real possibility.  Some might argue that the impact of the economic stimulus package enacted early last year is just beginning, and that additional spending in the Federal budget will also have an impact.  Certainly, the massive injection of liquidity from the Fed and US Treasury, and the efforts to keep interest rates artificially low, will reduce financing costs for many businesses.  It is not crazy to think that all these efforts will help turn an economic bounce into more sustainable growth.

 On the other hand, only a crazy person would commit money to a market that seems overextended after a huge run-up, while facing an economy with high unemployment, limited job growth, and the prospect of rising interest rates.  It is clearly evident that a significant portion of the recent upturn was driven by rebounds in companies thought to be on the verge of bankruptcy, only to be  saved by government bailouts and guarantees.  While some of the previous sell-off was overdone, it is hard to imagine that our fragile economy will gain strength as government support wanes and interest rates begin to rise.  An economic rebound will also face headwinds from the prospect of a dramatic increase in borrowing needs to support all the government spending, unemployment over 10% with no real signs of turning around, retail sales substantially below their peak in 2007, and a moribund real estate market.  There must be some rational explanation, but, like Yossarian, it escapes me at the moment.

The Manor Fund

The Manor Fund rose 5.63%, net of all fees and expenses, during the quarter ending December 31, 2009, underperforming the S&P 500 Index (6.04%) but outperforming comparable mutual funds as measured by the Lipper Large-Cap Core mutual fund index (5.52%).  The Fund outperformed the S&P 500 index for the trailing year (26.83% for the fund vs. 26.46% for the index) and continues to outperform both the S&P 500 index and the Lipper Large-Cap Core mutual fund index for the trailing 3-year and 5-year periods, ending December 31, 2009, with annualized returns of –3.21%, and 1.86%, compared to S&P 500 index returns of -5.63% and 0.41% and Lipper index returns of –4.91% and 0.61%.

During the 4th Quarter of 2009, the Fund was helped by strong performance from Amphenol Corp., Norfolk Southern Corp., Walt Disney Company, Goodrich Corp., and WellPoint, Inc.  Amphenol rose steadily throughout the quarter after reporting revenue and earnings above expectations, and raising guidance for revenue and earnings in the upcoming quarter.  Norfolk Southern also rose steadily after reporting earnings above expectations on in-line revenues.  The company also reported that the operating ratio, a measure of the efficiency of their operations, was higher compared to the same quarter last year.  Disney rose throughout the quarter after reporting revenue and earnings better than expectations.  The company generated strong revenue gains from its Media Network and Interactive Media business units.  Goodrich rose steadily after reporting higher earnings despite a decline in revenues.  The earnings results were better than expected, and the company got a boost from the belief that the commercial aerospace industry will improve by mid-year 2010, and that production for the Boeing 787 will gain momentum.  WellPoint also rose throughout the quarter after reporting earnings exceeding expectations, despite the fact that revenue and earnings were both lower than the same quarter last year.

Notable laggards during the 4th quarter included CVS Caremark, Weatherford International, Endo Pharmaceutical, JP Morgan, and Chubb Corp.  CVS Caremark fell sharply after reporting earnings slightly better than expectations.  The shares were hit when the company also announced that they expected enrollment declines in Medicare Part D participants and the loss of several pharmacy-benefit contracts in its recently acquired Caremark Division.  Weatherford declined sharply through mid-December despite reporting earnings in line with expectations.  The share decline was driven by concerns about a fall in exploration activity.  The stock rebounded late in the quarter, boosted by higher oil prices and the prospect of improved economic activity.  Endo declined sharply in December after receiving a letter from the FDA regarding a new drug application for AVEED, citing concerns about adverse side effects from the treatment.  JP Morgan declined throughout the quarter, despite reporting revenue and earnings above expectations, results above the same quarter last year, and announcing their intention to repay government TARP money.  The shares are up far more than the market since the bottom in March, and probably suffered as a result of the previous outperformance.  Chubb fell despite reporting earnings significantly above expectations and raising earnings guidance for the full year.  Shares were hurt by a slight fall in revenues, but also by the fact shares of this conservatively managed insurance company were resilient throughout the recent financial crisis.

During the quarter we sold our position in CVS Caremark and reinvested the proceeds in Amerisource Bergen.  CVS struggled after its acquisition of Caremark, a pharmacy-benefits manager.  The company recently reported that enrollment in its Medicare Part D plans could drop by 30% in 2010.  Amerisource Bergen, a well managed competitor, has strong cost controls and a better product mix than CVS.  It is better positioned for an uncertain economic environment with strong cash flow and no debt repayments scheduled for several years.

The Growth Fund

The Growth Fund rose 8.50%, net of all fees and expenses, during the quarter ending December 31, 2009, outperforming both the S&P 500 index (6.04%), and comparable mutual funds as measured by the Lipper Large-Cap Growth mutual fund index (7.28%).  The Fund also  outperformed both the S&P 500 index and comparable mutual funds as measured by the Lipper Large-Cap Growth mutual fund index for the trailing year and since inception, with returns of 39.11% and 0.24%, compared to an returns of 26.46% and –0.20% for the S&P 500 index and 38.50% and –3.12%, for the Lipper index.

During the 4th quarter of 2009 the Fund was helped by gains in MasterCard, Inc., DirecTV Group, Oracle Corporation, Harris Corporation, and Apple, Inc.  MasterCard rose steadily after reporting earnings well above expectations, and revenue higher than the same quarter last year.  DirecTV rose after reporting revenue and earnings above last year.  Investors seemed to overlook reported results that were below analyst expectations.  Oracle also rose after reporting revenue and earnings higher than last year, and above analyst expectations.  The company also reported that new license revenue rose during the quarter and raised earnings guidance for the current quarter.  Harris continued its strong stock performance since mid-year.  The company announced an acquisition during the quarter, expanding its services in the federal government healthcare IT market.  The company also announced revenue and earnings above expectations, better than the same quarter last year, and raised revenue and earnings guidance for fiscal year 2010.  Apple handily beat revenue and earnings expectations, continuing a long streak of excellent operating results.  The company also reported an increase in iPhone and iPod sales.

Weak holdings in the portfolio included GameStop, ACE Limited, Gilead Sciences, Baker Hughes, Inc., and Airgas, Inc.  GameStop fell twice during the quarter, despite reporting higher revenue compared to the same quarter last year and earnings above expectations.  Shares fell initially on a report from an industry group indicating a decline in video-game software sales, and then again after Wal-Mart announced price cuts for video games during the holiday season.  ACE Limited, also fell despite reporting earnings better that expectations, increasing book value, and higher return on equity.  This insurance company is also one of a small group in the financial services industry that avoided much of the problems of the recent financial crisis.  Gilead Sciences fell despite reporting revenue and earnings above expectations and substantially above prior year levels.  Shares recovered only to fall again later in the quarter after a Phase III clinical trial for a new drug did not meet primary endpoints.  Baker Hughes fell during the quarter after reporting revenue and earnings below expectations and lower rig counts compared to last year.  The company did state that exploration activity was showing signs of increasing.  Airgas declined after reporting earnings above expectations on revenue that was disappointing.  Investors were also disappointed with a lack of improvement in earnings guidance.

During the quarter we tendered our shares of Schering-Plough to Merck and then sold the Merck shares after they subsequently ran up, using the proceeds to buy Abbott Labs.  The Schering-Plough/Merck transactions enabled us to make a nice profit on the merger premium for Schering-Plough and then\m an additional profit on the run-up of Merck shares after the acquisition was completed.  The pop in Merck shares provided an excellent opportunity to take profits on a somewhat overvalued stock and reinvest in Abbott Labs at a much more reasonable valuation.

The Bond Fund

The Bond Fund generated a return of –0.80% for the trailing year ending December 31, 2009, outperforming the Barclays Intermediate Treasury Index (-1.85%) but underperforming the Lipper US Government mutual fund index (3.30%).    Performance reflects the relatively conservative position of the Fund’s investment portfolio of US Treasury securities.  The portfolio has an average yield to maturity of 0.78%, an average maturity of approximately 1.37 years, and an average duration of 1.34 years.  The duration of a bond portfolio is a measure of risk, with a lower duration indicating a lower level of risk.  The Fund is managed to provide a low-risk alternative for conservative investors.

Orr’s Crazy Is Like A Fox

Yossarian becomes more and more frustrated with the absurdity around him while the bumbling Orr continues to assemble and reassemble the intricate heater parts without success, and repeatedly crashes his plane into the ocean.  Finally, Orr disappears after another crash, but, to Yossarian’s amazement, the heater works perfectly.  Yossarian finally comes to appreciate Orr’s obsession with fixing the heater, and enjoys the benefit of his friend’s work.  But Orr’s genius is  truly revealed when Yossarian learns that Orr escaped the war to return home after his final crash.  Yossarian realized too late that Orr’s crash landings were his means to identify the best place in the ocean to find tidal currents that would aid his escape.

While the economic uncertainties confronting us today are more pronounced than many times in the past, we continue to believe that the basic fundamental rationale for solid long-term investment success remains the same.  We believe that well managed companies with solid balance sheets, strong earnings, and the capability to grow will be successful.  We also believe that our disciplined investment process focused on a search for attractively valued companies among the group with the above characteristics is the best way to assemble a portfolio that can generate consistent long-term investment returns.  We focus on that disciplined process every day in an effort to achieve that goal.

So, while we are very concerned about the long-term impact of the financing needs for all the economic stimulus to this point, it would be a mistake to become so obsessed with the macro environment that we overlook the potential within the market.  Like Orr, we need to focus on the workings of the many individual companies that make up the overall market, and inspect each one in an effort to identify its true value.  That discipline, applied consistently, should enable us to assemble a portfolio of companies that work together as a unit.  The portfolio may sputter at times and not each position will be successful, but it is the best way to achieve long-term success.

Sincerely,

Daniel A. Morris

Manor Fund

Comparison of the Change in Value of a $10,000 Investment in the Manor Fund,

 the Lipper Large Cap Core Index, and the S&P 500 Index.

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was September 26, 1995.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees.  They are widely recognized unmanaged indices representative of broader markets and ranges of securities than are found in the Fund’s portfolio.  Individuals cannot invest directly in an index.

***The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on September 26, 1995. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

Manor Growth Fund

Comparison of the Change in Value of a $10,000 Investment in the Manor Growth Fund,

 the Lipper Large Cap Growth Index, and the S&P 500 Index.

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was June 30, 1999.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees.  They are widely recognized unmanaged indices representative of broader markets and ranges of securities than are found in the Fund’s portfolio.  Individuals cannot invest directly in an index.

***The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

This chart assumes an initial investment of $10,000 made on June 30, 1999. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

Manor Bond Fund

Comparison of the Change in Value of a $10,000 Investment in the Manor Bond Fund,

the Lipper US Government Index, and the Barclays Intermediate Treasury Index.

(a)  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was June 30, 1999.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees.  They are widely recognized unmanaged indices representative of broader markets and ranges of securities than are found in the Fund’s portfolio.  Individuals cannot invest directly in an index.

***The Barclays Intermediate Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

This chart assumes an initial investment of $10,000 made on June 30, 1999. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, maybe worth more or less then their original cost.  All returns reflect reinvested dividends but do not reflect the impact of taxes.

Current performance may be higher or lower than the performance quoted.  Performance information current to the most recent month-end may be obtained by calling 1-800-787-3334.

Manor Fund

GRAPHICAL ILLUSTRATION (Unaudited)

DECEMBER 31, 2009

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Manor Growth Fund

GRAPHICAL ILLUSTRATION (Unaudited)

DECEMBER 31, 2009

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Manor Bond Fund

GRAPHICAL ILLUSTRATION (Unaudited)

DECEMBER 31, 2009

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	Manor Fund
	Schedule of Investments
	December 31, 2009

Shares		Value

COMMON STOCKS - 92.27%

Beverages - 3.81%
2,383	Pepsico, Inc.	$ 144,886

Computer & Office Equipment - 7.08%
2,497	Hewlett-Packard Co.	128,620
1,072	International Business Machine Corp.	140,325
		268,945
Computer Communications Equipment - 1.66%
2,633	Cisco Systems, Inc. *	63,034

Construction, Mining & Materials Handling Machinery & Equipment - 1.76%
1,604	Dover Corp.	66,742

Crude Petroleum & Natural Gas - 3.30%
1,542	Occidental Petroleum Corp.	125,442

Drilling Oil & Gas Wells - 5.95%
1,100	Diamond Offshore Drilling, Inc.	108,262
2,620	Nabors Industries Ltd. *	57,352
3,378	Weatherford International Ltd. *	60,500
		226,114
Electric & Other Services Combined - 2.21%
1,717	Exelon Corp.	83,910

Electronic Connectors - 4.45%
3,662	Amphenol Corp. Class A	169,111

Fire, Marine & Casualty Insurance - 4.46%
1,830	Allstate Corp.	54,973
2,327	Chubb Corp.	114,442
		169,415
Guided Missiles & Space Vehicles & Parts - 3.22%
1,902	Goodrich Corp.	122,204

Hospital & Medical Service Plans - 2.16%
1,405	Wellpoint, Inc. *	81,897

Investment Advice - 2.59%
935	Franklin Resources, Inc.	98,502

Miscellaneous Industrial & Commercial Machinery & Equipment - 2.27%
1,357	Eaton Corp.	86,332

National Commercial Banks - 3.05%
2,779	JP Morgan Chase & Co.	115,801

Oil & Gas Field Machinery & Equipment - 2.06%
1,774	National Oilwell Varco, Inc.	78,216

Perfumes, Cosmetics & Other Toilet Preparations - 4.33%
2,001	Colgate Palmolive Co.	164,382

Pharmaceutical Preparations - 8.93%
4,130	Endo Pharmaceuticals Holdings, Inc. *	84,748
1,435	Johnson & Johnson	92,428
4,091	Watson Pharmaceuticals, Inc. *	162,045
		339,221
Railroads, Line-Haul Operating - 3.56%
2,580	Norfolk Southern Corp.	135,244

Retail-Radio, TV & Consumer Electronic Stores - 2.78%
2,679	Best Buy, Inc.	105,713

Retail-Variety Stores - 3.58%
2,543	Wal-Mart Stores, Inc.	135,923

Rubber & Plastics Footwear - 3.80%
2,186	Nike, Inc. Class B	144,429

Semiconductors & Related Devices - 4.04%
6,365	Applied Materials, Inc.	88,728
3,173	Intel Corp.	64,729
		153,457
Services-Miscellaneous Amusement & Recreation - 3.29%
3,882	Walt Disney Co.	125,195

Steel Works, Blast Furnances Rolling Mills - 1.68%
1,367	Nucor Corp.	63,771

Telephone Communications - 2.89%
3,923	AT&T, Inc.	109,962

Wholesale - Drugs, Proprietaries & Druggists' Sundries - 3.38%
4929	AmerisourceBergen Corp.	128,499

TOTAL FOR COMMON STOCKS (Cost $3,013,856) - 92.27%		3,506,347

SHORT TERM INVESTMENTS - 7.72%
293,730	First American Government Obligation Fund Class Y 0.00% ** (Cost $293,730)	293,730

TOTAL INVESTMENTS (Cost $3,307,586) - 99.99%		3,800,077

ASSETS IN EXCESS OF OTHER LIABILITIES - 0.01%		200

NET ASSETS - 100.00%		$ 3,800,277

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at December 31, 2009.

The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

          Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.   These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

          Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available,representing the Fund's own assumptions about the assumptions a market participant would use in valuing the   asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of December 31, 2009 in valuing the Fund’s investments carried at value:

	Investments in Securities	Level 1	Level 2	Level 3	Total

	Common Stocks	$ 3,506,347	-	-	$ 3,506,347
	Short-Term Investments:
	First American Government Obligation Fund Class Y	293,730	-	-	293,730

		$ 3,800,077	-	-	$ 3,800,077

The accompanying notes are an integral part of these financial statements.

	Growth Fund
	Schedule of Investments
	December 31, 2009

Shares		Value

COMMON STOCKS - 97.34%

Beverages - 1.93%
4,617	Constellation Brands, Inc. *	$ 73,549

Biological Products, (No Disgnostic Substances) - 2.22%
1,952	Gilead Sciences, Inc. *	84,463

Communications Services - 3.63%
4,137	Directv Group, Inc. *	137,969

Crude Petroleum & Natural Gas - 3.12%
2,463	Southwestern Energy Co. *	118,717

Electronic Computers - 4.37%
788	Apple, Inc. *	166,057

Engines & Turbines - 2.82%
2,338	Cummins, Inc.	107,221

Fire, Marine & Casualty Insurance - 3.32%
2,505	Ace Ltd.	126,252

Iron & Steel Foundries - 3.95%
1,362	Precision Castparts Corp.	150,297

Leather & Leather Products - 2.50%
2,604	Coach, Inc.	95,124

Measuring & Controlling Devices - 3.76%
2,995	Thermo Fisher Scientific, Inc. *	142,832

Oil & Gas Field Machinery & Equipment - 1.41%
1,321	Baker-Hughes, Inc.	53,474

Oil & Gas Field Services - 2.48%
1,446	Schlumberger Ltd.	94,120

Optical Instruments & Lenses - 2.50%
2,630	KLA Tencor Corp.	95,101

Pharmaceutical Preparations - 5.12%
2,225	Abbott Laboratories	120,127
1,341	Celgene Corp. *	74,667
		194,794
Retail-Computer & Computer Software Stores - 1.30%
2,244	Gamestop Corp. *	49,233

Retail-Drug Stores & Proprietary Stores - 3.87%
1,701	Express Scripts, Inc. *	147,000

Retail-Family Clothing Stores - 3.69%
4,012	Urban Outfitters, Inc. *	140,380

Retail-Miscellaneous Shopping Goods Stores - 3.34%
5,165	Staples, Inc.	127,007

Search, Detection, Navigation, Guidance, Aeronauticals Systems - 9.83%
4,000	Flir Systems, Inc. *	130,920
2,239	Harris Corp.	106,464
2,645	Raytheon Co.	136,270
		373,654
Semiconductors & Related Devices - 7.52%
3,704	Intel Corp.	75,562
3,960	Texas Instruments, Inc.	103,198
4,278	Xilinx, Inc.	107,207
		285,967
Services-Business Services - 6.08%
3,459	Akamai Technologies, Inc. *	87,651
561	Mastercard, Inc.	143,605
		231,256
Services-Educational Services - 2.93%
1,964	Devry, Inc.	111,418

Services-Prepackaged Software - 6.87%
3,548	Microsoft Corp.	108,143
6,245	Oracle Corp.	153,190
		261,333
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 6.27%
1,757	Church & Dwight Co., Inc.	106,210
2,181	Procter & Gamble Co.	132,234
		238,444
Wholesale-Industrial Machinery - 2.49%
1,988	Airgas, Inc.	94,629

TOTAL FOR COMMON STOCKS (Cost $3,592,434) - 97.34%		3,700,291

SHORT TERM INVESTMENTS - 2.80%
106,585	First American Government Obligation Fund Class Y 0.00% ** (Cost $106,585)	106,585

TOTAL INVESTMENTS (Cost $3,699,019) - 100.14%		3,806,876

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.14)%		(5,521)

NET ASSETS - 100.00%		$ 3,801,355

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at December 31, 2009.

The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

          Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

          Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available,representing the Fund's own assumptions about the assumptions a market participant would use in valuing the   asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of December 31, 2009 in valuing the Fund’s investments carried at value:

	Investments in Securities	Level 1	Level 2	Level 3	Total

	Common Stocks	$ 3,700,291	-	-	$ 3,700,291
	Short-Term Investments:
	First American Government Obligation Fund Class Y	106,585	-	-	106,585

		$ 3,806,876	-	-	$ 3,806,876

The accompanying notes are an integral part of these financial statements.

	Bond Fund
	Schedule of Investments
	December 31, 2009

Face Amount		Value

US TREASURY NOTES - 87.87%
$ 350,000	US Treasury Note 0.875% Due 02/28/2011	$ 350,820
250,000	US Treasury Note 0.875% Due 03/31/2011	250,469
350,000	US Treasury Note 1.250% Due 11/30/2010	352,461
200,000	US Treasury Note 3.875% Due 02/15/2013	213,125
400,000	US Treasury Note 3.875% Due 07/15/2010	407,750
200,000	US Treasury Note 4.000% Due 02/15/2014	213,938

TOTAL FOR US TREASURY NOTES (Cost $1,750,062) - 87.87%		1,788,563

SHORT TERM INVESTMENTS - 11.72%
238,552	First American Treasury Obligation Class Y 0.00% ** (Cost $238,552)	238,552

TOTAL INVESTMENTS (Cost $1,9888,614) - 99.59%		2,027,115

OTHER ASSETS LESS LIABILITIES - 0.41%		8,361

NET ASSETS - 100.00%		$ 2,035,476

** Variable rate security; the coupon rate shown represents the yield at December 31, 2009.

The accompanying notes are an integral part of these financial statements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

          Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an active market, price for similar instruments, interest rates, prepayment speeds, yield curves, default rates and similar data.

          Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available,representing the Fund's own assumptions about the assumptions a market participant would use in valuing the   asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of inputs used as of December 31, 2009 in valuing the Fund’s investments carried at value:

	Investments in Securities	Level 1	Level 2	Level 3	Total

	US Treasury Notes	$ 1,788,563	-	-	$ 1,788,563
	Short-Term Investments:
	First American Treasury Obligation Class Y	238,552	-	-	238,552

		$ 2,027,115	-	-	$ 2,027,115

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Statements of Assets and Liabilities
December 31, 2009

Assets:	Manor Fund	Growth Fund	Bond Fund
Investments in Securities, at Value
(Cost $3,307,586, $3,699,019, and $1,988,614 respectively)	$ 3,800,077	$ 3,806,876	$ 2,027,115
Receivables:
Dividends and Interest	10,049	2,523	15,067
Prepaid Expenses	1,887	1,987	1,603
Total Assets	3,812,013	3,811,386	2,043,785
Liabilities:
Payables:
Due to Advisor	3,076	1,872	41
Accrued Expenses	8,660	8,159	8,268
Total Liabilities	11,736	10,031	8,309
Net Assets	$ 3,800,277	$ 3,801,355	$ 2,035,476

Net Assets Consist of:
Capital Stock	$ 251	$ 381	$ 191
Paid In Capital	3,656,880	4,076,586	1,998,815
Undistributed Net Investment Income	-	-	90
Accumulated Realized Loss on Investments	(349,345)	(383,469)	(2,121)
Unrealized Appreciation in Value of Investments	492,491	107,857	38,501
Net Assets (10,000,000 shares authorized, $0.001 par value) for 251,035,
381,496, and 191,076 shares outstanding, respectively.	$ 3,800,277	$ 3,801,355	$ 2,035,476

Net Asset Value and Offering Price Per Share	$ 15.14	$ 9.96	$ 10.65

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Statements of Operations
For the year ended December 31, 2009

	Manor Fund	Growth Fund	Bond Fund
Investment Income:
Dividends	$ 69,673	$ 33,002	$ -
Interest	314	225	51,747
Total Investment Income	69,987	33,227	51,747

Expenses:
Advisory Fees (Note 2)	31,254	31,376	11,476
Transfer Agent and Fund Accounting Fees	9,752	9,750	9,797
Insurance Fees	3,058	3,157	1,695
Audit Fees	5,630	5,040	2,878
Blue Sky Fees	2,110	2,065	1,220
Custody Fees	3,048	3,133	2,950
Printing and Mailing Fees	720	781	565
Quotes & Fees	1,203	1,145	1,018
Taxes	300	375	150
Legal Fees	337	337	289
Miscellaneous Fees	818	937	1,393
Total Expenses	58,230	58,096	33,431
Fees Waived and Reimbursed by the Advisor (Note 2)	(11,349)	(11,032)	(10,480)
Net Expenses	46,881	47,064	22,951

Net Investment Income (Loss)	23,106	(13,837)	28,796

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments	(307,988)	(183,541)	134
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,021,521	1,231,766	(45,475)
Net Realized and Unrealized Gain (Loss) on Investments	713,533	1,048,225	(45,341)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 736,639	$ 1,034,388	$ (16,545)

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Manor Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	12/31/2009	12/31/2008
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 23,106	$ 9,861
Net Realized Loss on Investments	(307,988)	(41,357)
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,021,521	(1,366,686)
Net Increase (Decrease) in Net Assets Resulting from Operations	736,639	(1,398,182)

Distributions to Shareholders from:
Net Investment Income	(23,101)	(10,812)
Realized Gains	-	-
Total Distributions	(23,101)	(10,812)

Capital Share Transactions:
Proceeds from Sold Shares	485,683	450,722
Reinvestment of Distributions	22,792	10,812
Cost of Shares Redeemed	(391,381)	(459,093)
Net Increase from Capital Shares Transactions	117,094	2,441

Total Increase (Decrease):	830,632	(1,406,553)
Net Assets
Beginning of Period	2,969,645	4,376,198
End of Period (Including Accumulated Undistributed Net
Investment Income of $0 and $0, respectively)	$ 3,800,277	$ 2,969,645

Share Transactions:
Shares Sold	38,004	28,115
Shares Issued on Reinvestment of Distributions	1,496	943
Shares Redeemed	(35,743)	(30,745)
Net Increase (Decrease) in Outstanding Shares of Fund	3,757	(1,687)

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Growth Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
Increase (Decrease) in Net Assets From Operations:	12/31/2009	12/31/2008
Net Investment Loss	$ (13,837)	$ (29,868)
Net Realized Loss on Investments	(183,541)	(199,928)
Net Change in Unrealized Appreciation (Depreciation) on Investments	1,231,766	(1,996,239)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,034,388	(2,226,035)

Distributions to Shareholders from:
Net Investment Income	-	-
Realized Gains	-	-
Total Distributions	-	-

Capital Share Transactions:
Proceeds from Sold Shares	498,215	382,498
Reinvestment of Distributions	-	-
Cost of Shares Redeemed	(489,795)	(985,244)
Net Increase (Decrease) from Capital Shares Transactions	8,420	(602,746)

Total Increase (Decrease):	1,042,808	(2,828,781)
Net Assets
Beginning of Period	2,758,547	5,587,328
End of Period (Including Accumulated Undistributed Net
Investment Income of $0 and $0, respectively)	$ 3,801,355	$ 2,758,547

Share Transactions:
Shares Sold	65,283	38,028
Shares Issued on Reinvestment of Distributions	-	-
Shares Redeemed	(69,034)	(112,178)
Net Increase (Decrease) in Outstanding Shares of Fund	(3,751)	(74,150)

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Bond Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
Increase (Decrease) in Net Assets From Operations:	12/31/2009	12/31/2008
Net Investment Income	$ 28,796	$ 40,402
Net Realized Gain on Investments	134	-
Net Change in Unrealized Appreciation (Depreciation) on Investments	(45,475)	58,257
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,545)	98,659

Distributions to Shareholders from:
Net Investment Income	(28,706)	(41,004)
Realized Gains	(134)	-
Total Distributions	(28,840)	(41,004)

Capital Share Transactions:
Proceeds from Sold Shares	482,103	865,611
Shares Issued on Reinvestment of Distributions	28,840	41,004
Cost of Shares Redeemed	(725,023)	(553,034)
Net Increase from Capital Share Transactions	(214,080)	353,581

Total Increase (Decrease):	(259,465)	411,236
Net Assets
Beginning of Period	2,294,941	1,883,705
End of Period (Including Accumulated Undistributed Net
Investment Income of $0 and $0, respectively)	$ 2,035,476	$ 2,294,941

Share Transactions:
Shares Sold	44,528	79,604
Shares Issued on Reinvestment of Distributions	2,705	3,769
Shares Redeemed	(66,953)	(51,359)
Net Increase (Decrease) in Outstanding Shares of Fund	(19,720)	32,014

The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Manor Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005

Net Asset Value, at Beginning of Period	$ 12.01	$ 17.58	$ 17.54	$ 17.32	$ 15.69

Income From Investment Operations:
Net Investment Income *	0.10	0.04	0.05	0.15	0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	3.12	(5.57)	0.72	1.46	1.65
Total from Investment Operations	3.22	(5.53)	0.77	1.61	1.67

Distributions:
Net Investment Income	(0.09)	(0.04)	(0.08)	(0.04)	(0.04)
Realized Gains	-	-	(0.65)	(1.35)	-
Total from Distributions	(0.09)	(0.04)	(0.73)	(1.39)	(0.04)

Net Asset Value, at End of Period	$ 15.14	$ 12.01	$ 17.58	$ 17.54	$ 17.32

Total Return **	26.83%	(31.42)%	4.24%	9.31%	10.64%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,800	$ 2,970	$ 4,376	$ 3,954	$ 3,311
Before Waivers
Ratio of Expenses to Average Net Assets	1.86%	1.95%	1.58%	1.50%	1.49%
After Waivers
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.49%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.74%	0.26%	0.25%	0.23%	0.23%
Portfolio Turnover	9.59%	15.68%	12.09%	24.95%	22.24%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Growth Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	12/31/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005

Net Asset Value, at Beginning of Period	$ 7.16	$ 12.16	$ 11.78	$ 11.27	$ 10.32

Income From Investment Operations:
Net Investment Loss *	(0.03)	(0.07)	(0.09)	(0.07)	(0.06)
Net Gain (Loss) on Securities (Realized and Unrealized)	2.83	(4.93)	0.84	0.58	1.01
Total from Investment Operations	2.80	(5.00)	0.75	0.51	0.95

Distributions:
Net Investment Income	-	-	-	-	-
Realized Gains	-	-	(0.37)	-	-
Total from Distributions	-	-	(0.37)	-	-

Net Asset Value, at End of Period	$ 9.96	$ 7.16	$ 12.16	$ 11.78	$ 11.27

Total Return **	39.11%	(41.12)%	6.28%	4.53%	9.21%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 3,801	$ 2,759	$ 5,587	$ 4,474	$ 3,725
Before Waivers
Ratio of Expenses to Average Net Assets	1.85%	1.82%	1.59%	1.53%	1.50%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.49%	1.50%
Ratio of Net Investment Loss to Average Net Assets	(0.44)%	(0.68)%	(0.73)%	(0.67)%	(0.62)%
Portfolio Turnover	19.01%	28.66%	25.76%	24.78%	16.14%

* Per share net investment loss has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

Manor Investment Funds
Bond Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

		Years Ended
	12/31/2009	12/31/2008	12/31/2007	12/31/2006	12/31/2005

Net Asset Value, at Beginning of Period	$ 10.89	$ 10.54	$ 10.17	$ 10.23	$ 10.37

Income From Investment Operations:
Net Investment Income *	0.14	0.23	0.27	0.30	0.20
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.23)	0.32	0.38	(0.06)	(0.13)
Total from Investment Operations	(0.09)	0.55	0.65	0.24	0.07

Distributions:
Net Investment Income	(0.15)	(0.20)	(0.28)	(0.30)	(0.21)
Realized Gains	-	-	-	-	-
Total from Distributions	(0.15)	(0.20)	(0.28)	(0.30)	(0.21)

Net Asset Value, at End of Period	$ 10.65	$ 10.89	$ 10.54	$ 10.17	$ 10.23

Total Return **	(0.80)%	5.20%	6.50%	2.32%	0.66%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 2,035	$ 2,295	$ 1,884	$ 1,903	$ 1,755
Before Waivers
Ratio of Expenses to Average Net Assets	1.46%	2.02%	1.03%	0.99%	1.00%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	0.99%	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.26%	2.08%	2.71%	2.70%	2.04%
Portfolio Turnover	29.87%	13.55%	0.00%	0.00%	37.01%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
The accompanying notes are an integral part of these financial statements.

MANOR INVESTMENT FUNDS

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization: Manor Investment Funds, Inc. (the “Company”) is a non-diversified regulated investment company and was incorporated in the Commonwealth of Pennsylvania on September 13, 1995. The primary investment objective of each of the Funds follows: Manor Fund - conservative capital appreciation and current income, investing primarily in common stocks of large corporations in the United States; Growth Fund - long-term capital appreciation, investing primarily in common stocks of U.S. corporations; Bond Fund - intermediate-term fixed income, investing primarily in U.S. Government obligations. The following is a summary of the Funds’ significant accounting policies.

Accounting Policy:  The Financial Accounting Standards Board (“FASB”) has issued FASB ASC 105 (formerly FASB Statement No. 168), The “FASB Accounting Standards Codification™” and the Hierarchy of Generally Accepted Accounting Principles (“GAAP”) (“ASC 105”). ASC 105 established the FASB Accounting Standards Codification™ (“Codification” or “ASC”) as the single source of authoritative GAAP recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become nonauthoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.  GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund has implemented the Codification as of December 31, 2009.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuations: Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Directors. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Directors.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review by the Board of Directors. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes: The Funds policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Distributions to Shareholders: The Funds intend to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other: The Funds follow industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities when determined to be material. Withholding taxes on foreign dividends will be provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Reclassifications: In accordance with SOP-93-2, the Growth Fund recorded a permanent book/tax difference of $13,837 from net investment loss to paid-in-capital.  This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates. Management has evaluated subsequent events through March 1, 2010, the date the financial statements were issued.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

2.   INVESTMENT ADVISORY AGREEMENT

The Company has an investment advisory agreement (the “agreement”) with Morris Capital Advisors, Inc. (the “Advisor”), with whom certain officers and directors of the Funds are affiliated, to furnish investment management services to the Funds. Under the terms of the agreement, the Funds will pay the Advisor a monthly fee based on the Funds’ average daily net assets at the annual rate of 1.00% for Manor Fund and Growth Fund and 0.5% for Bond Fund. For the year ended December 31, 2009 the Advisor earned advisory fees from the Manor, Growth and Bond Funds of $31,254, $31,376 and $11,476, respectively.

Under the terms of the agreement if the aggregate expenses of the Funds are equal to or greater than 1.50% for Manor Fund and Growth Fund and 1.00% for Bond Fund of the Funds’ net assets the Advisor will reimburse the Funds for these expenses. The reimbursements from the Advisor for the Manor, Growth and Bond Funds for the year ending December 31, 2009 were, $11,349, $11,032, and $10,480, respectively.  As of December 31, 2009, the Fund owed the Advisor for the Manor, Growth, and Bond Funds $3,076, $1,872, and $41, respectively.

 3.   INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended December 31, 2009, were as follows:

                                                          Manor Fund            Growth Fund           Bond Fund

Purchases                                            $ 368,272                  $ 579,260             $ 749,981

Sales                                                    $ 280,805                  $ 565,180             $ 600,111

4.   FEDERAL INCOME TAXES

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principals generally accepted in the United States.  The following information is as of December 31, 2009:

                                                                                                        Manor Fund                   Growth Fund                  Bond Fund

Federal tax cost of investments, including short-term investments    $ 3,307,586                        $ 3,699,019                    $ 1,988,614

Gross tax appreciation of investments                                               $    771,922                        $    544,074                    $      38,501

Gross tax depreciation of investments                                               $   (279,431)                       $  (436,217)                   $               0

Net tax appreciation/(depreciation)                                                    $    492,491                       $     107,857                   $      38,501

Accumulated capital losses                                                                  $  (349,345)                       $  (383,469)                   $      (2,121)

The accumulated capital loss carryovers as of December 31, 2009 expire as follows:

                                  Manor Fund                      Growth Fund                 Bond Fund

            2012               $      —                                  $          —                      $    1,122

            2015               $      —                                  $          —                      $       999

            2016

               $  41,357

                 $  199,928                    $          —

    2017

               $307,988

                 $  183,541                    $          —

The tax character of distributions paid during the year ended December 31, 2009 and year ended December 31, 2008 were as follows:

                                                           Manor Fund                      Growth Fund                       Bond Fund

                                                         2009           2008                   2009            2008               2009           2008

Ordinary Income (Loss)                  $23,101      $10,812              $   —            $   —               $28,840    $41,004

Long-term Gain (Loss)                    $   —          $   —                  $   —            $   —               $   —        $   —

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

  of the Manor Investment Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Manor Fund, Growth Fund and Bond Fund (collectively the “Funds”), the funds comprising the Manor Investment Funds, Inc., including the schedules of investments, as of December 31, 2009 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Funds as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended,  and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

March 1, 2010

Manor Investment Funds
Expense Illustration
December 31, 2009 (Unaudited)

Expense Example

As a shareholder of Manor Investment Funds, you incur ongoing costs which consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2009 through December 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Manor Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2009	December 31, 2009	July 1,2009 to December 31,2009

Actual	$1,000.00	$1,209.82	$8.35
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.64	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Growth Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2009	December 31, 2009	July 1,2009 to December 31,2009

Actual	$1,000.00	$1,243.45	$8.48
`
(5% Annual Return before expenses)	$1,000.00	$1,017.64	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

		Bond Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2009	December 31, 2009	July 1,2009 to December 31,2009

Actual	$1,000.00	$1,003.06	$5.05
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.16	$5.09

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MANOR INVESTMENT FUNDS

DIRECTORS AND OFFICERS

DECEMBER 31, 2009 (UNAUDITED)

DIRECTORS AND OFFICERS

The following table provides information regarding each Director who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.  Each Director serves a one year term, and stands for re-election annually.

Name, Address and Age	Position & Length of Time Served with the Fund	Principal Occupations During Past 5 Years and Current Directorships
James Klucar 15 Chester Commons Malvern, PA 19355 68	Director since 2008	Mr. Klucar is a Nuclear Engineer with Int, Inc.
Bruce Laverty 15 Chester Commons Malvern, PA 19355 50	Director since 1995	Mr. Laverty is a Partner of the law firm Valocchi, Fischer & Laverty.
John McGinn 15 Chester Commons Malvern, PA 19355 63	Director since 2002	Mr. McGinn is an independent real estate sales consultant.
Fred Myers 15 Chester Commons Malvern, PA 19355 60	Director since 1995	Mr. Myers is founding Partner of the accounting firm of Myers & Associates, CPA’s.
Edward Szkudlapski 15 Chester Commons Malvern, PA 19355 52	Director since 2000	Mr. Szkudlapski is President of Eclipse Business Systems.
Alan Weintraub 15 Chester Commons Malvern, PA 19355 56	Director since 1995	Mr. Weintraub is a Chief Technical Officer with Perficient, Austin, TX.
Howard Weisz 15 Chester Commons Malvern, PA 19355 68 _____	Director since 2008	Mr. Weisz is an Independent Management Consultant.

The following table provides information regarding each Director who is an “interested person” of the Fund, as defined in the Investment Company Act of 1940, and each officer of the Fund.  Each Director serves a one year term, and stands for re-election annually.

Name, Address, and Age	Position and Length of Time Served with the Fund	Principal Occupations During Past 5 Years and Current Directorships
Daniel A. Morris 15 Chester Commons Malvern, PA 19355 55	Director, President, Advisor Since 1995	Prior to founding Morris Capital Advisors, LLC, he was Senior Vice President of Consistent Asset Management Company, an investment adviser for separate accounts and registered investment companies.
John R. Giles 15 Chester Commons Malvern, PA 19355 54	Director, Vice-President, Advisor, Secretary Since 2005

Prior to joining Morris Capital Advisors, LLC, he was Senior Vice President of the Wilmington Trust Company and Senior Vice President of Consistent Asset Management Company, an investment adviser for separate accounts and registered investment companies.

MANOR INVESTMENT FUNDS

ADDITIONAL INFORMATION

DECEMBER 31, 2009 (UNAUDITED)

Proxy Voting Procedures

The Company’s Board of Directors has approved proxy voting procedures for the voting of proxies relating to securities held by the Fund.  Records of the Fund’s proxy voting records are maintained and are available for inspection.  The Board is responsible for overseeing the implementation of the procedures.  The proxy voting record of the Fund can be reviewed on the web site of the Fund at www.ManorFunds.com.  The Proxy voting history is located under Fund Information, Proxy Voting.

Quarterly Portfolio Schedule

The Company now files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  These forms are available on the SEC’S website at http://www.sec.gov.  They may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-723-0330.

Compensation of Board of Directors

The members of the Board of Directors serve without compensation.  Daniel A. Morris, President of Manor Investment Funds, Inc. (“the Funds”), and President of Morris Capital Advisors, LLC, adviser to the Funds, and an Interested Director of the Funds, receives no compensation directly from the Funds.  He is compensated through the management fee paid to the adviser by the Funds.  The business and affairs of the Fund are managed under the direction of the Funds’ Board of Directors.  Information pertaining to the Directors of the Fund are set forth below.  The Statement of Additional Information includes additional information about the Funds’ Directors, and is available without charge, by calling 1-800-787-3334.   Each director may be contacted by writing to the director c/o Manor Investment Funds, Inc., 15 Chester Commons, Malvern, PA  19355.

Approval of Management Agreement

At a meeting held by the Directors on June 16, 2009, the Directors reviewed and discussed the following with respect to the renewal of the Investment Advisory Agreement between the Funds and Morris Capital Advisors, LLC.  Morris Capital Advisors, LLC (MCA) provides ongoing investment management for the portfolio of each Fund.  In the execution of these duties MCA performs securities research, trading, and accounting for Fund portfolios.  MCA also reconciles each portfolio with the Fund custodian to prevent errors in purchase and sale transactions, dividends, interest, and shareholder transactions.

The investment performance of each Fund is compared to a broad market index and comparable mutual funds.  As of December 31, 2008 the Manor Fund outperformed both the S&P 500 index and the Lipper Large-Cap Core mutual fund index during the most recent quarter, trailing year, trailing 3 years and trailing 5 years.  As of December 31, 2008 the Growth Fund outperformed the Lipper Large-Cap Growth mutual fund index during the most recent quarter, trailing year, and since inception.  The Bond Fund underperformed its benchmarks because the Fund is invested 100% in U.S. Treasury securities, with short maturities.  This portfolio structure is designed to protect principal in periods of rising interest rates, and underperformed during the recent period of declining yields.

In addition to investment management functions, MCA handles all compliance responsibilities, monitors and reviews Mutual Shareholder Services, LLC (MSS) as transfer agent and accountant, prepares and distributes all shareholder reports, in conjunction with MSS prepares and submits all filings required by SEC rules and regulations, negotiates agreements with outside service providers, and processes all shareholder questions and requests.  MCA provides these services, over and above the typical responsibilities of investment management, without compensation from the Fund.  The costs of providing these services substantially reduce the net profit attributable to MCA from the sole execution of its duties under its investment advisory agreement with the Fund.

During the most recent year the assets under management in the funds declined sharply, primarily due to the decline in the domestic stock markets.  This decline reduced the accruals applicable to payment of the operating expenses of the funds.   As a consequence, Morris Capital Advisors waived or reimbursed the Fund $50,601 from its investment management fees to maintain the maximum expense ratio of the Manor and Growth fund at 1.50% of net assets, and the Bond Fund at 1.00% of net assets.   If assets rebound, economies of scale will reduce the cost of services to the Funds, for the benefit of all Fund shareholders.  These costs have increased dramatically over the last several years as the regulatory environment has become increasingly burdensome.  It is expected that these increased costs will extend the point where the economies of scale will benefit shareholders, initially estimated to be when Fund assets exceed $25 million.

Additional Information

Morningstar Rankings
	Overall	3 Year	5 Year	Oper. Exp. Ratio	Peer Group
Manor Fund	3	4	4	1.50%	1.10%
Growth Fund	2	2	3	1.50%	1.34%
Bond Fund	2	1	1	1.00%	0.89%

After taking this all into consideration, the Board approved the investment advisory renewal agreement.

ITEM 2.	CODE OF ETHICS.

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal account officer or controller, or persons performing similar functions. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s audit committee consists of two independent directors, Chaired by James McFadden. The Board of Directors has determined that the Registrant has at least three financial experts serving on its Board.
Mr. Daniel Morris, Mr. John Giles, and Mr. Fred Myers are the Board’s financial experts. Mr. Morris and Mr. Giles are “interested” directors, and Mr. Myers is an “independent” director.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax Services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	12/31/2009	12/31/2008
Audit Fees	$20,000	$19,500
Audit Related Fees	$0	$0
Tax Fees	$4,500	$4,500
All Other Fees	$0	$0

Each year, the registrant’s Board of Directors recommend a principal accountant to perform audit services for the registrant. At the registrant’s Annual Meeting, the shareholders vote to approve or disapprove the principal accountant recommended by the Board.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6.	SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8.	[RESERVED.]

ITEM 9.	CONTROLS AND PROCEDURES.
a)

The registrant’s president and chief financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13-a-15(b) under the Securities Exchange Act of 1934.

b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 10.	EXHIBITS.
(a)(1)	Code of Ethics — For annual reports.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manor Investment Funds, Inc.
By /s/ Daniel A. Morris
     President & Chief Financial Officer
Date 03/17/2010